                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (as seller under a Pooling and
Servicing Agreement, dated as of September 1, 2006, providing for, inter alia, the issuance of Carrington Mortgage Loan Trust, Series 2006-NC4 Asset-Backed
Pass-Through Certificates)

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                   ------------------------------------------
    on behalf of Carrington Mortgage Loan Trust, Series 2006-NC4 Asset-Backed
    -------------------------------------------------------------------------
                            Pass-Through Certificates
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     333-134218-02                  20-2698835
---------------------------------  --------------------------   --------------------------
 (State or other jurisdiction of    (Commission File Number)          (IRS Employer
         incorporation)                                            Identification No.)

       Seven Greenwich Office Park
         599 West Putnam Avenue
         Greenwich, Connecticut                                    06830
-----------------------------------------                  ---------------------
 (Address of principal executive office)                        (Zip Code)

                                 (203) 661-6186
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              (Registrant's telephone number, including area code )

                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

On September 28, 2006, the Registrant caused the issuance and sale of Carrington
Mortgage Loan Trust, Series 2006-NC4 Asset-Backed Pass-Through Certificates,
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
Class M-10, Class CE, Class P, Class R-I and Class R-II Certificates (the
"Certificates") pursuant to a Pooling and Servicing Agreement dated as of
September 1, 2006, among the Registrant, New Century Mortgage Corporation, as
Servicer, and Wells Fargo Bank, N.A., as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of
September 28, 2006, among the Registrant, NC Capital Corporation, as Responsible
Party, and Carrington Securities, LP, as Seller. A Confirmation to an ISDA
Master Agreement and a Schedule to an ISDA Master Agreement, both dated
September 28, 2006, were entered into by Swiss Re Financial Products
Corporation, as the swap counterparty and Wells Fargo Bank, N.A, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

      (c)   Exhibits: The following execution copies of Exhibits to the Form S-3
            Registration Statement of the Registrant are hereby filed.

                  10.1   Pooling and Servicing Agreement and the exhibits
                         thereto, dated as of September 1, 2006, among the
                         Registrant, New Century Mortgage Corporation, as
                         Servicer, and Wells Fargo Bank, N.A., as Trustee.

                  10.2   Mortgage Loan Purchase Agreement, dated as of
                         September 28, 2006, among the Registrant, NC
                         Capital Corporation and Carrington Securities,
                         LP.

                  10.3   Confirmation to an ISDA Master Agreement, dated
                         September 28, 2006, between Swiss Re Financial
                         Products Corporation and Wells Fargo Bank, N.A.

                  10.4   Schedule to an ISDA Master Agreement, dated
                         September 28, 2006, between Swiss Re Financial
                         Products Corporation and Wells Fargo Bank, N.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                      By: /s/ Bruce M. Rose
                                          -----------------
                                      Name: Bruce M. Rose
                                      Title: President

Dated:  October 13, 2006

                                  Exhibit Index

Exhibit No.                 Description
-----------                 -----------
   10.1        Pooling and  Servicing  Agreement  and the exhibits  thereto, dated as of September 1, 2006, among the Registrant, New Century
               Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as
               Trustee.

   10.2        Mortgage  Loan  Purchase   Agreement,   dated  as  of  September
               28, 2006, among the Registrant, NC Capital Corporation and
               Carrington Securities, LP.

   10.3        Confirmation to an ISDA Master  Agreement,  dated  September 28,
               2006, between Swiss Re Financial Products Corporation and Wells
               Fargo Bank, N.A.

   10.4        Schedule to an ISDA  Master  Agreement,  dated  September  28,
               2006, between Swiss Re Financial Products Corporation and Wells
               Fargo Bank, N.A.